ONCOCYTE™
Where Tomorrow LIVES

Investor Presentation





NASDAQ: OCX

oncocyte.com

Disclaimers

Where Tomorrow LIVES

Disclaimer

Confidentiality and Disclosures:

This Presentation (together with the oral statements made in connection herewith, this "Presentation") has been prepared by Oncocyte Corporation ("Oncocyte" or the "Company") for use in connection with the potential private placement of securities (the "PIPE Financing") of the Company, and for no other purpose. This Presentation is for informational purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in the Company. This Presentation and the information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it, in whole or in part, without the Company's prior written consent and is intended for the recipient hereof only.

Forward Looking Statements

This Presentation contains "forward-looking" statements that are based on Oncocyte's management's beliefs and assumptions and on information currently available to management. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates," "may," and similar expressions) are forward-looking statements. These statements include, among others, those pertaining to the Oncocyte's development and commercial model (including margin and cost, reimbursement, revenue and profitability, strategic partnerships, market positioning and competitive advantage, global scalability, capital efficiency, accelerated adoption and clinical development), anticipated timing of regulatory clearances, product development and launch and milestone opportunities, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of diagnostic tests or products, uncertainty in the results of clinical trials or regulatory approvals, the capacity of Oncocyte's third-party supplied blood sample analytic system to provide consistent and precise analytic results on a commercial scale, potential interruptions to supply chains, the need and ability to obtain future capital, maintenance of intellectual property rights in all applicable jurisdictions, obligations to third parties with respect to licensed or acquired technology and products, the need to obtain third party reimbursement for patients' use of any diagnostic tests Oncocyte or its subsidiaries commercialize in applicable jurisdictions, and risks inherent in strategic transactions such as the potential failure to realize anticipated benefits, legal, regulatory or political changes in the applicable jurisdictions, accounting and quality controls, potential greater than estimated allocations of resources to develop and commercialize technologies, or potential failure to maintain any laboratory accreditation or certification.

Oncocyte has based these forward-looking statements largely on its current expectations and projections about future events and trends that Oncocyte believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Moreover, Oncocyte operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for Oncocyte's management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Oncocyte may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results may differ materially from the results anticipated in these forward-looking statements and accordingly such statements should be evaluated together with the many uncertainties that affect the business of Oncocyte, particularly those mentioned in the "Risk Factors" and other cautionary statements found in Oncocyte's Securities and Exchange Commission ("SEC") filings, which are available from the SEC's website. Although Oncocyte's management believes that the expectations reflected in its forward-looking statements are reasonable, the Company, the placement agent, and their respective representatives, cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. The Company, the placement agent, and their respective representatives, undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

No Representation or Warranty:

Neither the Company, nor the placement agent, or their respective representatives, make, and each hereby expressly disclaim, any representation or warranty, express or implied, as to the reasonableness of the assumptions made in this Presentation or the accuracy or completeness or the information, including any projections, contained in or incorporated by reference into this Presentation. Neither the Company nor the placement agent, or their respective representatives, will have any liability for any representations or warranties, express or implied, contained in, or omissions from, this Presentation or any other written or oral projections communicated to the recipient in the course of the recipient's evaluation of the Company. The data contained herein is derived from various internal and external sources. Neither the placement agent nor its representatives prepared this Presentation or the information, including any projections, contained in or incorporated by reference into this Presentation. Neither the Company, nor the placement agent, or their respective representatives, assume any obligation to provide the recipient with access to any additional information or to update the information in this Presentation.

No Offer or Solicitation:

This Presentation is not an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security, nor is it a solicitation of a proxy, consent or authorization with respect to any securities transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Disclaimers, continued

Where Tomorrow LIVES

Use of Data:

The data contained herein is derived from various internal and external sources. The Company has not independently verified the accuracy or completeness of the information derived from external sources. All of the market data in the Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Neither the Company nor the placement agent assume any obligation to update the information in this Presentation.

Industry and Market Data:

The information contained in this Presentation also includes information provided by third parties. Neither the Company nor any third parties that provide information to the Company guarantee the accuracy, completeness, timeliness or availability of any information. The Company is not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. The Company does not give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

Trademarks:

This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship by or of the Company. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, the Company's rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

PIPE Financing:

The PIPE Financing has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. This Presentation is being furnished solely in reliance on applicable exemptions from the registration requirements under the Securities Act. The PIPE Financing will be offered and sold only to "qualified institutional buyers" (as defined in Rule144A under the Securities Act) and institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act. This Presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities that shall constitute the PIPE Financing described herein, nor shall there be any offer, solicitation, or sale of any such securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. Before you invest you should undertake your own diligence. For a description of the risks and uncertainties relating to the Company's business in general, please refer to the Company's documents filed with the SEC, including the Company's Form 10-K for the year ended December 31, 2023 and Forms 10-Q for the quarters ended March 31, 2024 and June 30, 2024, which are publicly available on the SEC's website at www.sec.gov. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

MISSION

Democratize access to novel molecular diagnostic testing to improve patient outcomes

Experienced leadership

Pioneering Molecular Diagnostics & Disruptive Growth



Josh Riggs

President & Chief Executive Officer

Bethesda group
life technologies
IT



Ekkehard Schütz, MD, PHD, FADLM

Chief Science Officer

GEORG-AUGUST-UNIVERSITÄT GÖTTINGEN
CHRONIX BIOMEDICAL



Yuh-Min (Johnson) Chiang, PHD

Chief Technology Officer

ALVEO TECHNOLOGIES, Inc.
ThermoFisher SCIENTIFIC
Cepheid. A better way.
FOUNDATION MEDICINE



Andrea James

Chief Financial Officer

AXON
Colliers Securities
TESLA

Innovative science meets simple business model

Oncocyte Investment Summary

- **Disruptive approach** to molecular diagnostic testing: Empower local labs with kits, versus central lab model
- **Proven credibility** in first strategic market: Kidney transplant
- Go-to-market **strategic partner** and equity investment **secured**
- **Science-driven** team, experienced in molecular diagnostics and rapid **growth**
- **Full R&D pipeline** to fuel growth and portfolio expansion over the next decade
- **IP portfolio** attractive to partners and enables value protection

Why invest in molecular diagnostics?

High value creation	Empowers doctors to reduce uncertainty to **make better decisions** to save lives. Enables researchers to measure biomarkers to **inspire innovation**.
High value capture	Intellectual property protects our market position, commands high reimbursement rates, and therefore, can lead to **potential high margins and profitability**. Capital-light business model enjoys potential software-like gross margins.
High-quality recurring revenue	Once a standard of care is proven or adopted, customer **life-time value** often exceeds 30 years.

Why kitted products?

Disruptive & superior business model	Empower our customers (the labs) to capture value. **Counter-positioned** to the central lab model, which is ripe for disruption with high cash burn.
Compelling flywheel	Our decentralized approach puts testing in the hands of researchers to enable more studies. Innovation drives more testing, which drives more innovation, which drives more testing. Highly scalable.
Social good	Democratizes access to testing to foster scientific innovation and treatment, and ultimately, reduces the cost of care while **improving outcomes**.

Where Tomorrow LIVES

Innovation flywheel


Research
Kits enable researchers and doctors to ask and answer questions
New clinical applications tested & discovered
Local standard of care protocol improves, along with patient quality of life
Global dissemination improves outcomes, inspires more questions
Clinical

Every clinical indication is a recurring revenue opportunity

Oncocyte's first strategic market

Organ Transplant

Transplant testing matters

Kidney transplant patients face a 1 in 5 chance that their body will reject the donor kidney.

Oncocyte's test finds *early* evidence of organ damage in the blood.

Source on "1 in 5 chance:" Specifically, Antibody-mediated rejection (AMR) is a leading cause of kidney allograft failure. Up to 20.2% of kidney transplant patients will develop AMR within 10 years of transplant and up to 70% of those patients will progress to graft failure. Reference: Mujtahedi, S.S., Yigitbilek, F., Ozdogan, E. et al. Antibody-Mediated Rejection: the Role of Plasma Cells and Memory B Cells. Curr Transpl Rep 8, 272–280 (2021). https://doi.org/10.1007/s40472-021-00342-1

Source on "Oncocyte's test finds early evidence of organ damage in the blood." Reference: https://investors.oncocyte.com/news-releases/2023/09-18-2023

US transplant market

Ripe for disruption

In the U.S., donor-derived cell free DNA (dd-cfDNA) testing is delivered in **restrictive central lab service model**. Two companies command ~90% market share[1].

Highly concentrated

About 250 kidney transplant centers nationwide. Fewer than 100 generate ~80% of transplant volume[2]

Established science

More than **90% of U.S. transplant surgeons** order dd-cfDNA tests. Physicians send more than 200,000 tests per year[1] to two California labs **because they do not have a way to run tests in house**

1. Internal estimate based on publicly available data
2. UNOS data; As of 2021, https://unos.org/about/national-organ-transplant-system/

ONCOCYTE™

Where Tomorrow LIVES

Global transplant underserved

Market wants affordable, easy-to-use, rapid testing

- Central lab model is difficult to implement outside the US, leaving **significant unmet demand**
- More than **$1 billion** global transplant testing opportunity*
- Global transplants **growing** ~9% per year
- **Concentrated customer base** with fewer than 1,000 labs

1. Home - GODT (transplant-observatory.org)
2. 2022 organ transplants again set annual records (unos.org)
* Assumes 2,800,000 testing opportunities annually and a management estimate of $600 per test for a regulated product

Oncocyte's product appeal

Transplant centers want a test that is

- ✓ easy to use and
- ✓ returns a same day answer that is
- ✓ clinically actionable and
- ✓ cost effective

Important regulatory note: VitaGraft Kidney LDT has clinical claim. Oncocyte will be pursuing regulatory IVD clearance for kitted products

ONCOCYTE

Where Tomorrow LIVES

PCR workflow: Easy, fast, actionable, affordable



GraftAssure™
(RESEARCH USE ONLY)
Pre-amplification
40 minutes
Digital PCR
3 – 7 hours
Results available in 4-8 hours*
*1 sample – 6 samples
Example Typical **NGS** Workflow (Competitors)
Library Preparation
6 hours
NGS
21 hours
Sequence Analysis and Result Calculations
1.5 hours*
Results available in ~30 hours

PCR = Polymerase Chain Reaction
NGS = Next Generation Sequencing
Users = Researchers, scientists, lab technicians
* Based on management estimate

Oncocyte's proven credibility in transplant . . .

- ☑ Transplant Product Design, 2012
- ☑ Initial Peer-Reviewed Publication, 2013[1]
- ☑ Definitive Clinical Publication, 2019[2]
- ☑ US Patent Issued, 2021[3]
- ☑ US LDT Validation, 2022
- ☑ **Medicare (CMS) Reimbursement, 2023** *major milestone*
- ➜ **LDT and RUO Launched 2024**
- ☐ **FDA IVD Clearance For Clinical Use Targeted Late 2025**

CMS – Center for Medicaid Services
LDT – Lab Developed Test
RUO – Research Use Only
FDA – US Food and Drug Administration
IVD – In Vitro Diagnostic

1. Beck et al. ddPCR for Tx Injury, Clinical Chemistry 59:12 1732–1741 (2013)
2. Oellerich et al. Kidney Validation Cohort 2019 AJT
3. U.S. Patent No. 11,155,872

Transplant credibility, continued . . .

New England Journal of Medicine study

- Favorable Oncocyte VitaGraft kidney study results **published in NEJM,** May 30, 2024
- Data show potential to monitor for therapeutic efficacy and recurrence
- **Potential** repeat testing opportunities with **claims expansion**

The NEW ENGLAND JOURNAL of MEDICINE

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

A Randomized Phase 2 Trial of Felzartamab in Antibody-Mediated Rejection

K.A. Mayer, E. Schrezenmeier, M. Diebold, P.F. Halloran, M. Schatzl, S. Schranz, S. Haindl, S. Kasbohm, A. Kainz, F. Eskandary, K. Doberer, U.D. Patel, J.S. Dudani, H. Regele, N. Kozakowski, J. Kläger, R. Boxhammer, K. Amann, E. Puchhammer-Stöckl, H. Vietzen, J. Beck, E. Schütz, A. Akifova, C. Firbas, H.N. Gilbert, B. Osmanodja, F. Halleck, B. Jilma, K. Budde, and G.A. Böhmig

ABSTRACT

BACKGROUND
Antibody-mediated rejection is a leading cause of kidney-transplant failure. The targeting of CD38 to inhibit graft injury caused by alloantibodies and natural killer (NK) cells may be a therapeutic option.

METHODS
In this phase 2, double-blind, randomized, placebo-controlled trial, we assigned patients with antibody-mediated rejection that had occurred at least 180 days after transplantation to receive nine infusions of the CD38 monoclonal antibody felzartamab (at a dose of 16 mg per kilogram of body weight) or placebo for 6 months, followed by a 6-month observation period. The primary outcome was the safety and side-effect profile of felzartamab. Key secondary outcomes were renal-biopsy results at 24 and 52 weeks, donor-specific antibody levels, peripheral NK-cell counts, and donor-derived cell-free DNA levels.

RESULTS
A total of 22 patients underwent randomization (11 to receive felzartamab and 11 to receive placebo). The median time from transplantation until trial inclusion was 9 years. Mild or moderate infusion reactions occurred in 8 patients in the felzartamab group. Serious adverse events occurred in 1 patient in the felzartamab group and in 4 patients in the placebo group; graft loss occurred in 1 patient in the placebo

Transplant: Leading the science


TRANSPLANTATION PROCEEDINGS
THERAPEUTIC DRUG MONITORING
Personalized Immunosuppression in Transplantation
Congratulations Ekkehard!
Your article is among the top 10% most cited PLOS Medicine papers published in 2017.
Top 10% most cited author
PLOS | MEDICINE
AACC Academy Distinguished Abstract Award
AACC | ACADEMY
Transplantation
Clinical Chemistry
American Journal of Transplantation
TOP DOWNLOADED PAPER 2018-2019
Ekkehard Schuetz
WILEY
The NEW ENGLAND JOURNAL of MEDICINE

Our centralized assay, VitaGraft, has been validated in clinical studies with an aggregate of ~800 patients and >3,000 samples.

215 Liver Recipients

PLoS Med (2017)[1], Liver Transpl (2022)[2]

631 Kidney Recipients

Am J Transplant (2019)[3], Clin Chem (2020)[4] , Transplant Direct (2021)[5], Kidney International Reports (2023)[6] , J Clin Med (2023),[7] New England Journal of Medicine (2024)[8]

87 Heart Recipients

Transplantation (2022)[9]

1. Schütz E, Fischer A, Beck J, et al. (2017) Graft-derived cell-free DNA, a noninvasive early rejection and graft damage marker in liver transplantation: A prospective, observational, multicenter cohort study. PLoS Med 14(4):e1002286. 2. Baumann AK, Beck J, Kirchner T, et al. (2022) Elevated fractional donor-derived cell-free DNA during subclinical graft injury after liver transplantation. Liver Transpl 28(12):1911. 3. Oellerich M, Shipkova M, Asendorf T, et al. (2019) Absolute quantification of donor-derived cell-free DNA as a marker of rejection and graft injury in kidney transplantation: Results from a prospective observational study. Am J Transplant 19(11):3087. 4. Schutz E, Asendorf T, Beck J, et al. (2020) Time-dependent apparent increase in dd-cfDNA percentage in clinically stable patients between one and five years following kidney transplantation. Clin Chem 66(10):1290. 5. Osmanodja B, Akifova A, Budde K, et al. (2021). Absolute or Relative Quantification of Donor-derived Cell-free DNA in Kidney Transplant Recipients: Case Series. Transplant Direct 7(11):e778. 6. Akifova A, Budde K, Choi M, et al. (2023). Donor-Derived Cell-Free DNA in Biopsy-Proven Antibody-Mediated Rejection Versus Recurrent IgA Nephropathy After Kidney Transplantation. Kidney International Reports doi:10.1016/j.ekir.2023.07.011. 7. Osmanodja B, Akifova A, Oellerich M, et al. (2023) et al (2023) J Clin Med Donor-Derived Cell-Free DNA for Kidney Allograft Surveillance after Conversion to Belatacept: Prospective Pilot Study. J Clin Med doi:/10.3390/jcm12062437. 8. Mayer KA, Schrezenmeier E, Diebold M, et al. (2024) NEJM DOI: 10.1056/NEJMoa2400763. 9. Knüttgen F, Beck J, Dittrich M et al. (2022). Graft-derived Cell-free DNA as a Nonivasive Biomarker of Cardiac Allograft Rejection: A Cohort Study on Clinical Validity and Confounding Factors. Transplantation 106(3):615-622.

ONCOCYTE

Where Tomorrow LIVES

Transplant, continued . . .

One IP drives land & expand strategy

VitaGraft Kidney™	GraftAssure™	VitaGraft+™
Laboratory Developed Tests (LDT)	Research Use Only Kit (RUO)	In Vitro Diagnostics Kit (IVD)
Innovation center is monetizable	Land	Expand

Transplant commercialization strategy (1 – 3 years)

Where Tomorrow LIVES

		Proof points	Targeted initial revenue
Innovation center	Perform testing at our clinical lab.	Medicare reimbursement achieved August 2023	Actively pursuing a partner
Land	Transplant centers and major research universities adopt research-only product	US funnel of confirmed interest represents 25% of transplant volumes[1]. As of September, we have signed several leading transplant centers, including a top-five transplant center in the U.S. and another top-five center in Germany.	2025
Expand	Achieve FDA clearance for the tests to make clinical decisions. Favorable to margins and testing volumes.	FDA review of clinical validation plan expected complete by December 2024. Final data submission mid-2025. FDA decision targeted late 2025.	2026
Expand II	EU approval for clinical use	Pursuing dual-pathway regulatory submission.	Late 2026
Expand III	Claims expansion. Clinical application use cases expand, such as from “for cause” to “monitoring”	NEJM article published May 2024 Phase II clinical trial began June 2024 with European pharma co. Case series study published August 2024	Ongoing TAM expansion

1. Based on management's estimates

ONCOCYTE™

Where Tomorrow LIVES

Transplant total addressable market

Annual recurring revenue potential

VitaGraft Kidney™	GraftAssure™	VitaGraft+™
Laboratory Developed Tests (LDT)	Research Use Only Kit (RUO)	In Vitro Diagnostics Kit (IVD)
		Main long-term focus

US market supports $500 million annual revenue, which is currently generated by competitors[1]

$1 billion global TAM today[1]
Can expand to approximately $2 billion with claims expansion[1]

1: Management estimate based on public disclosures from competitors. Calculation includes competitor tests for heart, lung, and other organs in addition to kidney.

Transplant: Key go-to-market strategic partner signed Q2 2024

Where Tomorrow LIVES

ONCOCYTE / BIO-RAD Partnership

Leader in life science and clinical diagnostics + Innovative transplant monitoring IP	=	**Opportunity** to disrupt established markets
Global salesforce and distribution + Simplified workflow for ease of use	=	Potential for **rapid adoption**
Innovative 6-color dd-PCR + Novel assay design	=	**Market leading** assay performance
Complementary product portfolio + Repeat testing opportunities	=	Strong **recurring revenue**

ONCOCYTE™ / BIO-RAD Partnership

- BioRad (NYSE: BIO) became second largest shareholder April 2024 with **upfront equity investment**
- Commercial mutual exclusivity in dd-cfDNA monitoring
- Coordinated **rapid development** of IVD platform
- At FDA clearance, **option for** Bio-Rad to acquire commercial rights with **additional investment**

Bio-Rad to help commercialize GraftAssure

- Co-marketing in US and Germany, Oncocyte to act as commercial lead
- Bio-Rad exclusive commercial and distribution rights in rest of world

What comes after transplant?

ONCOCYTE™

Where Tomorrow LIVES

Full R&D pipeline, to fuel a decade of growth

VitaGraft™
VitaGraft Kidney™
VitaGraft Liver™
GraftAssure™

Transplant

DETERMA IO™
DETERMA CNI™
OncoTIME™

Oncology

Oncocyte's second strategic market

Oncology

Oncology Pipeline

DETERMA IO™

$2 billion estimated TAM (US only)

2.6 million estimated annual global testing opportunities

Sources: Haslam, et al. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7063495/ Study estimates 43.6% of all cancer cases are eligible for immunotherapy. American Cancer Society estimates 2.0 million new cancer cases in United States in 2024 (https://acsjournals.onlinelibrary.wiley.com/doi/10.3322/caac.21820). (2.0 million x 43.6% = 872,000 US testing opportunities annually.) Management estimates global addressable market to be 3x US market. (872,000 testing opportunities x 3 = 2.6 million global opportunities).

US TAM based on US testing opportunities of 872,000/year and estimated reimbursement ASP of $2,400/test. 872k * $2,400 = $2 billion

Oncology Pipeline

Tumor Immune Micro-Environment

DETERMA IO™

Will patient benefit from immuno-therapy?

OncoTIME™

What is immune status at tumor site?

(RESEARCH USE ONLY)

- Published/Presented data: ~1,400 patients across 6 tumor types
- Medicare (CMS) coverage submission in Q4 2022
- Ongoing 800+ patient NIH funded study
- Favorable study in Clinical Cancer Research, September 2024

Oncology Pipeline

DETERMA CNI™

$4 billion estimated TAM (US Market)

7.8 million estimated annual global testing opportunities

Haslam, et al. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7063495/ Study estimates 43.6% of all cancer cases are eligible for immunotherapy and CNI IO therapy monitoring. American Cancer Society estimates 2.0 million new cancer cases in United States in 2024 (https://acsjournals.onlinelibrary.wiley.com/doi/10.3322/caac.21820). Assumes 3 CNI monitoring tests per patient. (2.0 million x 43.6% x 3 = 2.6 million US testing opportunities annually.) Management estimates global addressable market to be 3x US Market. (2.6 million x 3 = 7.8 million global testing opportunities.)

US TAM based on 2.6 million testing opportunities/year) and estimated reimbursement ASP of $1,600-$1,900/test. (2.6 million x $1,600 = ~$4 billion)

Oncology Pipeline

Copy Number Instability (CNI)

DETERMA CNI™

Is the cancer therapeutic drug working?

- Published data: 1,300+ samples across 9 tumor types
- CMS submission expected Q4 2024
- Patents issued in US and EU
- Pre-existing Medicare coverage (established LCD) for Therapy Efficacy

MolDX: Minimal Residual Disease Testing for Cancer, Local Coverage Determination: https://www.cms.gov/medicare-coverage-database/view/lcd.aspx?lcdId=38779&ver=4

US Patents: US10047397; US10214775; US9909186; US10378064; US10378064;
EU Patents: EP2576837; EP2558854; EP2768985; EP2931922; EP3201361

IP attractive to industry partners

Multiple strategic partnership opportunities

Where Tomorrow LIVES

IP Category	Products	Product Partner	Service Lab Partner
Organ Transplant	VitaGraft™ VitaGraft Kidney™ VitaGraft Liver™ GraftAssure™	✓ Bio-Rad signed Q2 2024	Actively pursuing
Oncology Therapy Selection	DETERMA IO™ OncoTIME™	Actively pursuing	
Oncology Therapy Monitoring	DETERMA CNI™		

ONCOCYTE

Where Tomorrow LIVES

Oncocyte Investment Summary Recap

- **Disruptive approach** to molecular diagnostic testing
  - Empower local labs with kits
  - Better business model
  - Proven, more affordable, faster tests

- **Proven credibility** in first strategic market: Kidney transplant
  - U.S. Medicare (CMS) reimbursement for VitaGraft Kidney received 8/25/23
  - New England Journal of Medicine (NEJM) study published May 2024

- Go-to-market **strategic partner** and equity investment **secured**
  - Industry leader Bio-Rad Laboratories, Inc. (NYSE:BIO) signed and invested in Q2 2024
  - Opportunities for future milestone-based investments

- **Science-driven** team, experienced in molecular diagnostics and rapid **growth**

- **Full R&D pipeline** to fuel growth and portfolio expansion over the next decade

- **IP portfolio** protects market position and is attractive to potential partners



ONCOCYTE™



Thank You

ONCOCYTE™

Appendix

Molecular diagnostics 101

Molecular diagnostic testing *combines laboratory testing with the precision of molecular biology and has revolutionized the way clinical and public health laboratories investigate the human, viral, and microbial genomes, their genes, and the products they encode.*

Molecular diagnostic tests are increasingly being used, and have supplanted numerous conventional tests, in many areas of laboratory medicine including oncology, infectious diseases, clinical chemistry, and clinical genetics.

Advancements in molecular diagnostic testing will continue to improve the accuracy and speed by which we can detect microbial pathogens or analyze a patient's genes, and is becoming an essential aspect of patient-tailored interventions and therapeutics.

-- U.S. Department of Health and Human Services



Molecular *– relating to or consisting of molecules, which are groups of atoms bonded together, representing the smallest fundamental unit of a chemical compound that can take part in a chemical reaction*

Molecular biology *– the branch of biology that studies the molecular basis of biological activity*

DNA *– a molecule that stores the genetic information of living beings, and the substance on which molecular biology focuses its research.*

ONCOCYTE™
Where Tomorrow LIVES

Transplant: US research market share potential

GraftAssure™

(RESEARCH USE ONLY)

~800,000

estimated testing opportunities US market

~2 million

estimated testing opportunities rest-of-world

By providing a cost-efficient test for dd-cf DNA, we enable researchers to explore new indications

Strong international demand for access to technology that has largely been trapped in central lab model

* Home - GODT (transplant-observatory.org)
* Clinical Rationale for a Routine Testing Schedule Using Donor-Derived Cell-Free DNA After Kidney Transplantation - PMC (nih.gov)

Transplant: US clinical market share potential

VitaGraft Kidney™ + VitaGraft™

~$500 million

US revenue currently generated by competitors

VitaGraft Kidney LDT

US Reimbursement –
$2,222 first contact**, $1,030 repeat

- Mature clinical market, with strong reimbursement
- Growing demand for decentralized testing at local lab
- Single-site de novo pathway to establish predicate device at FDA

* Management estimate based on public disclosures from competitors. Calculation includes competitor tests for heart, lung, and other organs in addition to kidney
** https://app.dexzcodes.com/

VitaGraft Kidney™

For-cause testing example

Without better testing, most high-risk patients require invasive biopsy


Elevated Kidney Function Tests
Biopsy

Potential Problems with Biopsy
- Expensive compared to blood test
- Increases risk of complications including hospitalization
- Invasive procedure

Where Tomorrow LIVES

VitaGraft Kidney™

For cause testing example

But with VitaGraft, many biopsies are unnecessary



Elevated
Kidney Function
Tests
VitaGraft Kidney™
+
-
Biopsy
No Biopsy



Up to 86%

(lower CI: 59%)

of biopsies in patients with elevated Creatinine may possibly be avoided by using VitaGraft[1]

1. Oellerich M, Shipkova M, Asendorf T, et al. (2019) Absolute quantification of donor-derived cell-free DNA as a marker of rejection and graft injury in kidney transplantation: Results from a prospective observational study. Am J Transplant 19(11):3087.

ONCOCYTE™

Q2 2024 GAAP P&L

$'s in thousands

ONCOCYTE CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
Net revenue	$ 104	$ 463	$ 280	$ 760
Cost of revenues	32	169	141	434
Cost of revenues – amortization of acquired intangibles	22	22	44	44
Gross profit	50	272	95	282
Operating expenses:				
Research and development	2,453	2,435	4,765	4,562
Sales and marketing	853	805	1,699	1,500
General and administrative	2,407	3,531	5,080	6,943
Change in fair value of contingent consideration	(1,031)	1,795	2,281	(16,512)
Impairment loss	-	-	-	4,950
Impairment loss on held for sale assets	-	-	169	1,283
Total operating expenses	4,682	8,566	13,994	2,726
Loss from operations	(4,632)	(8,294)	(13,899)	(2,444)
Other (expenses) income:				
Interest expense	(8)	(14)	(23)	(25)
Unrealized (loss) gain on marketable equity securities	-	(24)	-	97
Other income (expenses), net	110	(1)	263	(2)
Total other income (expenses)	102	(39)	240	70
Loss from continuing operations	(4,530)	(8,333)	(13,659)	(2,374)
Loss from discontinued operations (Note 11)	-	-	-	(2,926)
Net loss	$ (4,530)	$ (8,333)	$ (13,659)	$ (5,300)

Results demonstrate prudent capital management and financial discipline ahead of revenue ramp.

Condensed Consolidated Balance Sheets

$'s in thousands

ONCOCYTE CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	June 30, 2024 (Unaudited)	December 31, 2023
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$ 9,256	$ 9,432
Accounts receivable, net of allowance for credit losses of $1 and $5, respectively	85	484
Prepaid expenses and other current assets	595	643
Assets held for sale	32	139
Total current assets	9,968	10,698
NONCURRENT ASSETS		
Right-of-use and financing lease assets, net	2,591	1,637
Machinery and equipment, net, and construction in progress	3,347	3,799
Intangible assets, net	56,551	56,595
Restricted cash	1,700	1,700
Other noncurrent assets	563	463
TOTAL ASSETS	$ 74,720	$ 74,892
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Accounts payable	$ 1,051	$ 953
Accrued compensation	1,309	1,649
Accrued royalties	1,116	1,116
Accrued expenses and other current liabilities	379	452
Accrued severance from acquisition	2,314	2,314
Right-of-use and financing lease liabilities, current	1,029	665
Current liabilities of discontinued operations (Note 11)	-	45
Total current liabilities	7,198	7,194
NONCURRENT LIABILITIES		
Right-of-use and financing lease liabilities, noncurrent	2,638	2,204
Contingent consideration liabilities	42,181	39,900
TOTAL LIABILITIES	52,017	49,298
Commitments and contingencies (Note 6)		
Series A Redeemable Convertible Preferred Stock, no par value; stated value $1,000 per share; 5 shares issued and outstanding at December 31, 2023; aggregate liquidation preference of $5,296 as of December 31, 2023	-	5,126
SHAREHOLDERS' EQUITY		
Preferred stock, no par value, 5,000 shares authorized; no shares issued and outstanding	-	-
Common stock, no par value, 230,000 shares authorized; 13,368 and 8,261 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	326,201	310,295
Accumulated other comprehensive income	37	49
Accumulated deficit	(303,535)	(289,876)
Total shareholders' equity	22,703	20,468
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 74,720	$ 74,892